                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C.  20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported):
                                                  April 28, 2004

                                               FIRST M&F CORPORATION
                                  ----------------------------------------------
                              (Exact name of registrant as specified in its charter)

          MISSISSIPPI                                No. 0-9424                         No. 64-0636653
--------------------------------------               ----------------                   --------------------
(State or other jurisdiction of                      (Commission                        (IRS employer
       incorporation)                                File Number)                       Identification No.)

         134 West Washington Street
         Kosciusko, Mississippi                                                39090
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(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:    (662) 289-5121

                                                   Not applicable
                                                   --------------
                            (Registrant's former address of principal executive offices)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Required FD Dislosure.

On April 28, 2004, Hugh S. Potts, Jr., Chairman & CEO of First M&F Corp. made a presentation at the Gulf South Bank Conference in New Orleans, Louisiana. A complete copy of the power point presentation can be found online at www.mfbank.com, and will be archived and available for one year. Investors may also listen to Mr. Potts' comments online at www.mfbank.com, as the audio presentation will be archived and available for 30 days.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 30, 2004

                                                     FIRST M&F CORPORATION

                                                     By:    /s/ Robert C. Thompson, III
                                                           -------------------------------------------
                                                     Name:    Robert C. Thompson, III
                                                     Title:   Executive Vice President and
                                                              Chief Financial Officer

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